Exhibit 99.1

SEPTEMBER 2021 PROSPECTUS World Championship Air Race built on the legacy of the hugely popular Red Bull Air Race becomes AIR RACE. TOUCHPOINT GROUP HOLDINGS

IMPORTANT INFORMATION This presentation (“Presentation”), and the information contained herein, is not for viewing, Certain statements and opinions in this Presentation are forward-looking. These statements release, distribution or publication into or in any jurisdiction where applicable laws prohibit its reflect the Company’s current expectations and projections about future events. By their release, distribution or publication. This Presentation is being issued by Touchpoint Group nature, forward-looking statements involve risks, uncertainties and assumptions that could Holdings, Inc. (the "Company") for information purposes only. cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect The content of this Presentation has not been approved by an authorised person for the the outcome and financial effects of the plans of the Company described herein. purposes of Section 21(2)(b) of the Financial Services and Markets Act 2000. Reliance on this Presentation for the purpose of engaging in any investment activity may expose an individual The Company does not undertake any obligation to update or revise any forward-looking to a significant risk of losing all of the property or other assets invested. statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on forward-looking statements, which speak only as of the date of this This Presentation is not an admission document or an advertisement and does not constitute document. or form part of, and should not be construed as, an offer or invitation to sell or any solicitation of any offer to purchase or subscribe for any securities of Touchpoint Group Holdings, Inc. (the No person other than Company is authorised to give any information or to make any “Company”) in any jurisdiction where such offer or solicitation is prohibited. representation other than as contained in this document and, if given or made, such information or representation must not be relied upon as having been authorised by the Neither this Presentation, nor any part of it nor anything contained or referred to in it, nor the Company. fact of its distribution, should form the basis of or be relied on in connection with or act as an This Presentation has been delivered to interested parties for information only and on the inducement in relation to a decision to purchase or subscribe for or enter into any contract or express understanding that they shall use it only for the purpose set out above. The make any other commitment whatsoever in relation to any securities of the Company. Whilst distribution of this Presentation shall not be deemed to be any form of commitment on the this Presentation has been prepared in good faith, no representation or warranty, express or part of the Company to proceed with any transaction. implied, is given by or on behalf of the Company, its respective directors and affiliates or any other person as to the accuracy or completeness of the information or opinions contained in this Presentation. 01

HISTORY OF TOUCHPOINT GROUP TOUCHPOINT, formerly One Horizon Group, started as a On 2 July 2014, the company received approval from NASDAQ's software engineering and development company. Originally Listing Qualifications Department to list its common stock on the commissioned by Satcom Group Holdings (Horizon’s NASDAQ Capital Market. The common stock commenced trading predecessor business) to provide a band width efficient IP on the NASDAQ Capital Market on 3 July 2014 under the same optimization and VOIP platform, One Horizon developed a ticker symbol OHGI. platform for mobile network operators which evolved and was licensed globally. In February 2019 the Company de-listed from NASDAQ to the OTCQB market. Post the acquisition of AIR RACE, the Company In October 2012 One Horizon Group consummated a Securities will endeavor to up-list to NYSE which will provide greater stock Exchange Agreement with Intelligent Communication visibility increasing trading volume and shareholder value. In Enterprise Corporation whereby One Horizon Group became September 2019 the company changed its name to align its publicly traded. Following this the public company changed its primary business to Touchpoint Group Holdings and ticker to name from Intelligent Communication Enterprise Corporation TGHI. to One Horizon Group, Inc. FINRA approved this change, effective 31 January 2013. Along with the name change, the Currently the Company is a media and digital technology ticker symbol was changed from ICMC to OHGI. acquisition and software company.

EXECUTIVE DIRECTORS

MARK WHITE, CEO

Mr. White founded and became Chief Executive Officer of Satcom Group Holdings PLC, in 2004, a predecessor of the Company4 and served as Chief Executive Officer and a Director of One Horizon Group, Inc. from 2012 to 2014 and again until today. Apart from his product and technical knowledge Mark has a wealth of experience in corporate finance. Mark has led in excess of 25 merger and acquisition transactions and associated funding and financing rounds and has successfully transformed numerous company's fortunes on both the private and public markets.

MARTIN WARD, CFO

Martin Ward has served as the Chief Financial Officer and Company Secretary of One Horizon Group and its predecessor since 2004. During that time he has overseen the Company's United Kingdom arm float on the London AIM market and in 2012 merge with a NASDAQ OTC market company. Mr. Ward is a Fellow of the Institute of Chartered Accountants in England and Wales ("ICAEW") and qualified as a Chartered Accountant in 1983

NALIN JAY, COO

Nalin Jay has been the CEO of Carnegie Stewart, a global strategy and performance consultancy for the last 9 years. His clients include Bank of America Merrill Lynch, White and Case and MGM Resorts.

He has a particularly strong background in sports and has acted as an advisor to numerous English Premier League club owners, players and managers. He's advised major sports teams such as Real Madrid, West Ham United and the Golden State Warriors on sports sponsorship, particularly in Asia, and he has brought major organisations into soccer sponsorship for the first time including HSBC and the Royal Air Force.

Prior to that he was CEO of Spencer Chase, a media company and publisher of the official magazine of Beijing International Airport. He was also the first overseas strategy advisor to Shenzhen Stock Market on Media and Broadcasting.

Nalin is a non-practising Barrister and a Graduate of the London School of Economics.

The Red Bull Air Race was founded in 2003 and has hosted 94 championship series races around the globe and has attracted spectators and viewers in 187 countries and has been broadcast to an audience of over 230 million viewers and over 2.3 billion media impressions worldwide in its most recent season. It is the largest live spectator sports event in the world attracting over 1m spectators to a single air race on multiple occasions in cities such as Porto and Barcelona. IT HAS NOW EVOLVED TO BECOME ‘AIR RACE’ 24 M + 94 500 + SPECTATORS AT LIVE RACES IN 34 LOCATIONS HOURS OF TV EVENTS ACROSS 21 COUNTRIES BROADCAST 19 16 WATER TRACKS LAND TRACKS

EXECUTIVE SUMMARY 1/2 TGHI HAS ACQUIRED THE GOODWILL, ASSETS AND ONGOING BUSINESS ACTIVITY OF WORLD CHAMPIONSHIP AIR RACE LIMITED INTO ITS WHOLLY OWNED SUBSIDIARY AIR RACE LIMITED Management and all key operational staff transferred to Air Race Limited with new long-term agreements. All key supplier, participating host city and participating team contracts will be novated to Air Race Limited. • Air Race Limited will benefit from contract prepayments of approximately $1.4m • Inaugural 2022 Air Race to be held in Luxor March 2022 • Utilization of Touchpoints live stream app for fan engagement • TGHI proposes to uplift to the NYSE / NASDAQ and raise circa $7m in a registered offering to provide working capital.

EXECUTIVE SUMMARY 2/2 Building on the significant legacy that the Red Bull Air Race leaves behind, AIR RACE is well placed to deliver one of the World’s most thrilling and pioneering global sporting events - focused on future tech, innovation, clean energy and spectator experience. With cities paying a fee to host events and payment schedules starting months in advance, there is only a short term deficit before AIR RACE becomes cash generative in Q1 of 2022. Audience estimations for both Linear and OTT TV broadcast. Americas 6,202,466 APAC 11,409,656 Europe 28,603,297 MENA & Africa 3,249,673 AIR RACE is forecast to generate revenue of USD 60,322,000 by year end 2022 (financials attached at the end of this presentation) with a gross profit increase of 37% in 2023 and 47% in 2024. Nielsen Sports & Entertainment

THE FUTURE OF AIR RACING IS NOW E R A D E F I N I N G A V I A T I O N

MISSION

UNLEASH THE EXTRAORDINARY

AIR RACE

Push the boundaries of modern air racing even further. Deliver a platform that supports and showcases the latest technological developments in Green Power and Advanced Aerial Mobility. Encourage and mentor the racing talent of future generations.

The future promises World first new race categories including electric powered aircraft, EVTOL (vertical take off and landing) and Jetpacks.

THE FUTURE IS NOW

CLICK HERE OR ABOVE TO WATCH VIDEO

H O S T C I T I E S A N D T E A M S 2 0 2 2

SELECTION COMPLETE THE TEAMS Twelve Elite Race Teams have already signed-up for the 2022, 2023 and 2024 race seasons, with twelve further challenger pilots competing in the new second tier Aero Series – including some of the latest and greatest graduates of the Air Race Academy. Red Bull maintains its interest in the Air Race with continued sponsorship of former World Champion Martin Sonka in the Elite series.

locations in Egypt, Greece, Portugal, United Kingdom, Russia, Indonesia and the Middle East. E G Y P T L U X O R , there are 8 races scheduled to take place at iconic – The season opener will take place in March 2022 and 1 H OS T C IT IE S R A C E RACE CALENDAR 2022

CORE TEAM A I R R A C E L T D . “After spending most of my life in the cockpit, it is clear that the future of the air mobility needs to be based on innovative, green energy solutions and eVTOL technology must be prioritized. Working with our Air Race Technology Partners, this global sporting series will rapidly adopt and showcase innovations at the cutting edge of aviation technology as the air mobility sector transforms over the coming years. As Race Series Director, I will be driving the series to champion, promote and provide brands and companies with an R&D platform to develop future tech and innovation” The former RAF pilot was previously Head of Aviation and Sport for WILLIE CRUIKSHANK RACE SERIES DIRECTOR Red Bull. He is joined by an impressive core team at AIR RACE who have all previously played key roles in the development and delivery of the Red Bull Air Race.

CORE TEAM

AIR RACE LTD.

MATTHIAS CIRKO

International Event Logistics Manager

Global Logistics Manager for Red Bull Air Race from 2013 – 2019.

ADEL ABOUELFOTOUH

Host City Manager

Senior Projects Manager for Red Bull Air Race from 2016 – 2019.

PEGGY WALENTIN

Head of Aviation

Operations Manager for Red Bull Air Race from 2016 – 2018

LINN TREMMEL

Marketing & Brand Manager

International Branding and Marketing Manager for Red Bull Air Race from 2015 – 2019.

TADEJA HANZEKOVIC

Race Teams Manager

Aviation and Race Teams Manager for Red Bull Air Race from 2013 – 2019.

ROBERT GROBI WEISE

Event Production

Event Operations Manager for Red Bull Air Race from 2014 – 2019.

WOLFGANG WOPE PESCHMAN

Technical Event Production Manager

Technical Event Production Manager for Red Bull Air Race from 2013 – 2019.

ADVISORY BOARD 1/2



PAUL BONHOMME

Paul needs no introduction to any fan of the Air Race. He achieved an unsurpassed 46 podium finishes out of 65 races that includes 19 race wins and a record 3 World Championships. He was also a member of the TV commentary team for the Red Bull Air Race.



NIGEL LAMB

The only pilot to have won the British National Unlimited Aerobatic Championship 8 times consecutively. Nigel competed in the RBAR for 8 seasons with 13 podium finishes and won the 2014 Air Race World Championship.



STEVE JONES

Steve was a Red Bull Air Race pilot from the first UK race which took place in Kemble UK in 2004. He won the 2007 Red Bull Air Race in Porto Portugal and retired as a competitor at the end of the 2008 season. Steve went on to become a Race Director and Head of Training at RBAR.

ADVISORY BOARD 2/2



JIMMY DIMATTEO

A former US naval aviator and Top Gun commanding officer who joined RBAR as Race Director in 2007. Jim has responsible for the safety oversight of over 90 Air Races around the world where he maintained an amazing safety record of zero injuries or fatalities.



JIMBO REED

An experienced and highly respected aerospace engineer and Air Race Team Technician who, as the Technical Director of the RBAR, had overall responsibility for implementation of technical standards and conducted race aircraft scrutineering on behalf of the Race Committee.


Aerobytes

KIRSTY MURPHY

A world champion formation aerobatic pilot and a member of the Blades Aerobatic Team, Kirsty is a UK Aviation Ambassador who is passionate about raising the aspirations of young people. She will advise WCAR as it develops is own legacy programme designed to educate, inspire and encourage the next generation.

T H E F U T U R E I S N O W

THE FUTURE IS NOW ERA DEFINING AVIATION Not simply the Fastest Motorsport on the Planet, but now the Ultimate Proving Ground for the Future of Urban Air Mobility, Aviation and Clean Technology. AIR RACE IS working with a growing network of inspirational technology partners who are pioneering a wide range of sustainable energy and propulsion solutions. 3 new categories now join our Race Series showcasing legacy aircraft powered by electric energy, EVTOL and Jetpack.

FORWARD LOOKING SUSTAINABLE, CLEAN ENERGY AIR RACE has partnered with Electroflight Ltd. to develop a battery/electric solution to retro-fit to legacy race planes (Electroflight is also working with Rolls Royce and their zero-emission 'Spirit of Innovation' aircraft which is expected to make a run for the record books with a target speed of 300+ MPH later this year. AIR RACE is also a signatory of the Sports for Global Climate Action Declaration as set out by the UN Framework Convention on Climate Change (UNFCCC) and has committed to: • Promote greater environmental responsibility • Reduce overall climate impact • Educate for climate action • Promote sustainable and responsible consumption • Advocate for climate action through communication ALL CONTENT PRIVATE AND CONFIDENTIAL. IMAGES FOR REFERENCE ONLY. 20

FUEL FROM AIR ZERO NET CARBON FUEL On a journey to become carbon neutral, AIR RACE has partnered with Prometheus Fuels which will use its Titan Fuel Forge™ technology to create ‘fuel from air’ by reclaiming atmospheric carbon through a proprietary process that strips carbon dioxide (CO2) molecules from the air and energizes them into hydrocarbons that are subsequently made into fuel. The electricity used in the process comes from renewable sources such as solar, wind, wave and hydro, ensuring zero net carbon emissions resulting from the use of the fuel. Prometheus is also working alongside BMW as part of their I Ventures programme Read More ALL CONTENT PRIVATE AND CONFIDENTIAL. IMAGES FOR REFERENCE ONLY. 21

TRUSTED PARTNERSHIPS BEST IN CLASS AIR RACE has partnered with experts with whom they have proven, trusted working relationships. These companies and their teams have all been instrumental in the running of the Red Bull Air Race they bring untold experience and knowledge to an exciting future.

R E V E N U E S T R E A M S – 4 V E R T I C A L S

REVENUE STREAMS 4 VERTICALS The series, by nature is an extremely marketable product that speaks to a global audience. Historical profiling data identifies a valuable, broad target audience that is attractive to corporate sponsorships and relevant to a wide range of branding and promotional initiatives at events, through broadcast and online media. TRADITIONAL FAN MONETISATION ADDITIONAL YEAR ROUND SPONSORSHIP TICKETING TECH EXPO CITY FLY BY’S HOST CITY FEES MERCHANDISE DEMO FLIGHTS THE SEARCH BROADCAST VIP EXPERIENCES FESTIVALISATION TV & FILM PRODUCTION SUBSCRIPTION ACADEMY GAMIFICATION

P&L SUMMARY Year 1 Year 2 Year 3 Year 4 Total 31.12.21 31.12.22 31.12.23 31.12.24 USD'000 USD'000 USD'000 USD'000 USD'000 Series Sponsorship - 14.160 21.240 28.320 63.720 Host city fees - 18.290 30.562 37.996 86.848 Local Sponsorship - 9.145 9.263 11.741 30.149 Ticket revenue - 4.779 8.791 10.207 23.777 Merchandise - 9.086 10.148 12.626 31.860 Other Revenues - 4.862 14.514 16.455 35.831 Total Revenue - 60.322 94.518 117.345 272.185 Direct Race Event Costs - 39.425 59.528 62.715 161.668 Gross Profit - 20.896 34.990 54.630 110.516 GP% - 35% 37% 47% 41% Operating Expenses 4.984 14.848 18.594 19.281 57.707 Profit /Loss from operations (4.984) 6.048 16.396 35.350 52.809 Interest Payable on Finance Leases (81) (243) (243) - (480) PBT (5.065) 5.806 16.153 35.350 52.329 Revenue

BALANCE SHEET Year 1 31.12.21 Year 2 31.12.22 Year 3 31.12.23 Year 4 31.12.24 Forecast USD'000 Forecast USD'000 Forecast USD'000 Forecast USD'000 Air Race Equipment 5.637 5.052 4.129 2.781 Total Fixed Assets 5.637 5.052 4.129 2.781 (1.407) 5.963 21.492 58.190 (1.407) 5.963 21.492 58.190 Payables and deferred income 5.133 6.112 7.599 7.599 Finance Leases 3.034 3.034 - - 8.167 9.146 7.599 7.599 Net Current Assets (9.574) (3.183) 13.893 50.591 Net Assets (3.937) 1.869 18.022 53.371 Share Capital 1 1 1 1 Pre Acquisiiton Reserve 1.127 1.127 1.127 1.127 Reserves (5.065) 741 16.893 52.243 (3.937) 1.869 18.022 53.371 Fixed Assets NBVs Current Assets Cash & Receivables Current Liabilities Capital & Reserves

B E P A R T O F T O M O R R O W Email: mark@touchpointgh.com T O D A Y